================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 2, 1998

                        MOBILEMEDIA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  33-68840                 22-3379712
     (State or other         (Commission File No.)         (IRS Employer
      jurisdication                                     Identification No.)
    of incorporation)

            Fort Lee Executive Park, One Executive Drive, Suite 500,
                           Fort Lee, New Jersey 07024
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 224-9200
              (Registrant's telephone number, including area code)


                            -------------------------

        (Former name or former address, if changed since last report)


================================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Changes in Control of Registrant.
               Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
               Not Applicable.

Item 3.   Bankruptcy or Receivership.
               Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
               Not Applicable.

Item 5.   Other Events.

          On October 1, 1998, MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all of the subsidiaries of MobileMedia Communications (collectively, the "Companies") filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") their monthly operating report for the month ended August 31, 1998 which is attached hereto as Exhibit 99.1.

Item 6.   Resignations of Registrant's Directors.
               Not Applicable.

Item 7.   Financial Statements and Exhibits.
               Not Applicable.

Item 8.   Change in Fiscal Year.
               Not Applicable.

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 1998              MOBILEMEDIA COMMUNICATIONS, INC.

                                    By: /s/ David R. Gibson
                                        ----------------------------
                                        David R. Gibson
                                        Senior Vice President and
                                        Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit                                                          Page
-------                                                          ----

Exhibit 99.1--Monthly Operating Report

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      For the month ended August 31, 1998



Debtor Name:         MobileMedia Corporation et al.

Case Number:         97-174 (PJW)


                                                                               Document            Previously           Explanation
Required Attachments:                                                          Attached             Submitted             Attached

1.  Tax Receipts                                                                 ( )                   (X)                  (X)

2.  Bank Statements                                                              ( )                   ( )                  (X)

3.  Most recently filed Income Tax Return                                        ( )                   (X)                  ( )

4.  Most recent Annual Financial Statements                                      ( )                   (X)                  ( )
     prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                  Senior Vice President/Chief Financial Officer
--------------------------------  ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                       TITLE



        David R. Gibson                        September 30, 1998
---------------------------------        --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                  DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                       For the month ended August 31, 1998



Debtor Name:         MobileMedia Corporation et al.

Case Number:         97-174 (PJW)


1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

      Please see the Status of Post Petition Taxes attached hereto for the month's activity.



2. The Debtors have 49 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                       For the month ended August 31, 1998



Debtor Name:         MobileMedia Corporation et al.

Case Number:         97-174 (PJW)



See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments and other adjustments as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Since the filing of the Monthly Operating Reports for the month ended June 30, 1998, the Debtors recorded an adjustment to reduce previously reported Amortization Expense as a result of a write-down of the Debtors' intangible assets, effective December 31, 1996, based upon the Debtors' determination that an impairment of long-lived assets existed pursuant to Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of". In 1997, the Debtors determined that an impairment likely existed with respect to their long-lived assets as of December 31, 1996. In July 1998, in conjunction with the completion of their 1996 and 1997 year end audits, the Debtors determined that intangible assets with a net book value of approximately $1.1 billion were impaired and wrote them down by approximately $792.5 million to their estimated fair value of approximately $307.5 million. Fair value was determined through the application of generally accepted valuation methods to the Debtors' projected cash flows.

(2) General & Administrative expense in August 1998 includes the reversal of a $0.5 million accrual of telephone expenses recorded in prior months.


                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
      For the Months Ended August 31, 1998, July 31, 1998 and June 30, 1998
                                  ( Unaudited )
                                ( in thousands )
            --------------------------------------------------------

                                                                      August               July                 June
                                                                       1998                1998                 1998
                                                                  ----------------     --------------     -----------------

      Paging Revenues
              Service, Rents & Maintenance                                $35,008            $35,204               $34,557

      Equipment Sales
              Product Sales                                                 2,020              2,592                 2,142
              Cost of Products Sold                                         1,813              2,076                 1,604
                                                                  ----------------     --------------     -----------------
                    Equipment Margin                                          207                515                   538

              Net Revenue                                                  35,215             35,719                35,095

      Operating Expense
              Service, Rents & Maintenance                                  9,048              8,926                 9,161
              Selling                                                       4,428              5,040                 4,788
      % Margin General & Administrative                                    10,326 (2)         11,233                10,620
                                                                  ----------------     --------------     -----------------
              Operating  Expense Before Depr. & Amort.                     23,802             25,198                24,569

              EBITDA Before Reorganization Costs                           11,413             10,520                10,526

              Reorganization Costs                                          1,553              1,514                 1,495
              Restructuring Costs                                               0                  0                   248
                                                                  ----------------     --------------     -----------------

              EBITDA after Reorganization Costs                             9,860              9,007                 8,783

      Depreciation                                                          6,709              6,724                 6,822
      Amortization                                                          2,484              2,484                 2,484 (1)
                                                                  ----------------     --------------     -----------------
              Total Depreciation and Amortization                           9,193              9,208                 9,306

      Operating Income(Loss)                                                  667               -201                  -523

      Interest Expense                                                      4,868              4,793                 4,868
      Other (Income)Expense                                                    25                  9                   109
      Taxes                                                                     0                  0                     0
                                                                  ----------------     --------------     -----------------
      G & A / Operations
      Net Loss                                                            ($4,225)           ($5,003)              ($5,500)
                                                                  ================     ==============     =================


See Accompanying Notes.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                       For the month ended August 31, 1998



Debtor Name:         MobileMedia Corporation et al.

Case Number:         97-174 (PJW)



See balance sheet attached.

      HEADNOTES:

      These financial statements are unaudited and accordingly, there could be year end audit adjustments and other adjustments as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


      (1) Since the filing of the Monthly Operating Reports for the month ended June 30, 1998, the Debtors recorded adjustments to their Intangible Assets, Net, Deferred Tax Liability, Accumulated Deficit-Pre Petition and Accumulated Deficit-Post Petition as a result of a write-down of the Debtors' intangible assets, effective December 31, 1996, based upon the Debtors' determination that an impairment of long-lived assets existed pursuant to Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of". In 1997, the Debtors determined that an impairment likely existed with respect to their long-lived assets as of December 31, 1996. In July 1998, in conjunction with the completion of their 1996 and 1997 year end audits, the Debtors determined that intangible assets with a net book value of approximately $1.1 billion were impaired and wrote them down by approximately $792.5 million to their estimated fair value of approximately $307.5 million. Fair value was determined through the application of generally accepted valuation methods to the Debtors' projected cash flows.


              MobileMedia Corporation and Subsidiaries Consolidated
          Balance Sheets As of August 31, 1998, July 31, 1998 and June
                       30, 1998 (Unaudited) (in thousands)

                                                                                    August           July             June
                                                                                     1998            1998             1998
                                                                               -------------     -------------    -------------
Assets:
      Current Assets:
             Cash                                                                   $13,165           $10,811          $11,559
             Accounts Receivable, Net                                                37,472            37,580           39,890
             Inventory                                                                1,240               736              916
             Prepaid Expenses                                                         5,489             5,742            5,837
             Other Current Assets                                                     5,145             5,113            5,117
                                                                               -------------     -------------    -------------
                     Total Current Assets                                            62,511            59,983           63,319

      Noncurrent Assets:
             Property and Equipment, Net                                            225,707           228,207          227,699
             Deferred Financing Fees, Net                                            20,510            20,813           21,117
             Investment In Net Assets Of Equity Affiliate                             1,734             1,734            1,734
             Intangible Assets, Net                                                 275,747           278,206          280,666 (1)
             Other Assets                                                               329               353              378
                                                                               -------------     -------------    -------------
                    Total Noncurrent Assets                                         524,026           529,314          531,593

             Total Assets                                                          $586,538          $589,297         $594,913
                                                                               =============     =============    =============



Liabilities and Stockholders' Equity:
      Liabilities Not Subject to Compromise:
             DIP Credit Facility                                                         $0                $0               $0
             Accrued Reorganization Costs                                             6,131             5,275            5,041
             Accrued Wages, Benefits and Payroll Taxes                               10,907             9,049            7,614
             Accounts Payable - Post Petition                                         4,981             3,966            3,815
             Accrued Interest                                                         5,443             5,455            5,435
             Accrued Expenses and Other Current Liabilities                          32,668            33,469           32,735
             Advance Billings and Customer Deposits                                  31,567            32,659           32,446
                                                                               -------------     -------------    -------------
                     Total Liabilities Not Subject To Compromise                     91,696            89,873           87,086

      Liabilities Subject to Compromise:
             Accrued Wages, Benefits and Payroll Taxes                                3,093             3,093            3,093
             Chase Credit Facility                                                  649,000           649,000          649,000
             Notes Payable - 10 1/2%                                                174,125           174,125          174,125
             Notes Payable - 9 3/8%                                                 250,000           250,000          250,000
             Notes Payable - Yampol                                                     986               986              986
             Notes Payable - Dial Page 12 1/4%                                        1,570             1,570            1,570
             Accrued Interest                                                        20,423            20,423           20,423
             Accounts Payable- Pre Petition                                          12,833            12,731           16,124
             Accrued Expenses and Other Current Liabilities - Pre Petition           21,062            21,515           21,515
             Other Liabilities                                                        4,730             4,737            4,744
                                                                               -------------     -------------    -------------
                     Total Liabilities Subject To Compromise                      1,137,823         1,138,180        1,141,581

      Deferred Tax Liability                                                          2,655             2,655            2,655 (1)
      ----------------------

      Stockholders' Equity
             Class A Common Stock                                                        50                50               50
             Class B Common Stock                                                         2                 2                2
             Additional Paid-In Capital                                             689,148           689,148          689,148

             Accumulated Deficit - Pre Petition                                  -1,171,108        -1,171,108       -1,171,108 (1)

             Accumulated Deficit - Post Petition                                   -157,607          -153,382         -148,379 (1)
                                                                               -------------     -------------    -------------
                     Total Stockholders' Equity                                    -639,514          -635,289         -630,286
             Less:
             Treasury Stock                                                          -6,123            -6,123           -6,123
                                                                               -------------     -------------    -------------
                     Total Stockholders' Equity                                    -645,637          -641,412         -636,409

             Total Liabilities and Stockholders' Equity                            $586,538          $589,297         $594,913
                                                                               =============     =============    =============

See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements are unaudited and accordingly, there could be year end audit adjustments and other adjustments as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

      The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

      On August 20, 1998, Arch Communications Group, Inc. ("Arch") and the Debtors announced a definitive merger agreement for Arch to acquire the Debtors. Under the terms of the agreement, Arch will acquire the Debtors for a combination of cash, the assumption of certain liabilities, and the issuance of Arch common stock and warrants to acquire Arch common stock. The transaction will be implemented through a plan of reorganization that the Debtors filed with the Bankruptcy Court on August 20, 1998 ("the Amended Plan"). A Disclosure Statement related to the Amended Plan was filed with the Bankruptcy Court on August 25, 1998. A hearing concerning the adequacy of information contained in the Disclosure Statement is scheduled for October 14, 1998.

      On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who have a lien on such assets. Under the terms of a lease with Pinnacle, the Company will continue to own and utilize transmitters, antennas and other equipment located on the 166 towers for an initial lease period of 15 years at an aggregate annual rental of $10.7 million.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. Since the filing of the Operating Reports for the month ended June 30, 1998, the Debtors recorded adjustments to previously reported Amortization Expense, Intangible Assets, Net, Deferred Tax Liability, Accumulated Deficit-Pre Petition and Accumulated Deficit-Post Petition as a result of a write-down of the Debtors' intangible assets, effective December 31, 1996, based upon the Debtors' determination of the level of impairment of long-lived assets, pursuant to Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of".

      In 1997, the Debtors determined that an impairment likely existed with respect to their long-lived assets as of December 31, 1996. In July 1998, in conjunction with the completion of their 1996 and 1997 year end audits, the Debtors determined that intangible assets with a net book value of approximately $1.1 billion were impaired and wrote them down by approximately $792.5 million to their estimated fair value of $307.5 million. Fair value was determined through the application of generally accepted valuation methods to the Debtors' projected cash flows.

5. General & Administrative expense in August 1998 includes the reversal of a $0.5 million accrual of telephone expenses recorded in prior months.

6. The Company is one of the largest paging companies in the U.S., with approximately 3.2 million units in service at August 31, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

      On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

      On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

      On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order was originally granted for ten months and was extended by the FCC through October 6, 1998. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company, as reflected in the Amended Plan, will result in a change of control. In the event that the Company were unable to consummate the Amended Plan or any other plan of reorganization that satisfies the conditions of Second Thursday, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                       For the month ended August 31, 1998



Debtor Name:         MobileMedia Corporation et al.

Case Number:         97-174 (PJW)


The Debtors have 49 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments and other adjustments as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Since the filing of the Monthly Operating Reports for the month ended June 30, 1998, the Debtors recorded an adjustment to reduce previously reported Amortization Expense as a result of a write-down of the Debtors' intangible assets, effective December 31, 1996, based upon the Debtors' determination that an impairment of long-lived assets existed pursuant to Statement of Financial Accounting Standards No. 121 "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed of". In 1997, the Debtors determined that an impairment likely existed with respect to their long-lived assets as of December 31, 1996. In July 1998, in conjunction with the completion of their 1996 and 1997 year end audits, the Debtors determined that intangible assets with a net book value of approximately $1.1 billion were impaired and wrote them down by approximately $792.5 million to their estimated fair value of approximately $307.5 million. Fair value was determined through the application of generally accepted valuation methods to the Debtors' projected cash flows.



                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
      For The Months Ended August 31, 1998, July 31, 1998 and June 30, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                            August              July               June
                                                                             1998               1998               1998
                                                                         --------------     -------------      -------------


    Operating Activities
         Net Loss                                                              ($4,225)          ($5,003)           ($5,501)
         Adjustments To Reconcile Net Loss To Net Cash
         Provided By (Used In) Operating Activities:
             Depreciation And Amortization                                       9,193             9,208              9,306 (1)

             Provision For Uncollectible Accounts And Returns                    1,133             1,185                999
             Undistributed Earnings Of Affiliate                                     0                 0                 32
             Deferred Financings Fees, Net                                         304               304                304
             Change In Operating Assets and Liabilities:
                Accounts Receivable                                             -1,025             1,125              3,889
                Inventory                                                         -504               179               -294
                Prepaid Expenses And Other Assets                                  221                99             -1,456
                Accounts Payable, Accrued Expenses and Other                     1,466              -613             -3,533
                                                                         --------------     -------------      -------------
    Net Cash Provided By (Used In) Operating Activities                          6,563             6,484              3,745


    Investing Activities
         Construction And Capital Expenditures,
                Including Net Change In Pager Assets                            -4,209            -7,232             -2,964
         Investment In Net Assets Of Equity Affiliate
         Other
                                                                         --------------     -------------      -------------
    Net Cash Used In Investing Activities                                       -4,209            -7,232             -2,964


    Financing Activities
         Capital Contribution by MobileMedia Corporation
         Borrowings From Revolving Credit Facility
         Payments On Revolving Credit Facility
         Borrowings (Repayments) of DIP Credit Facility                              0                 0                  0
                                                                         --------------     -------------      -------------
    Net Cash Provided By (Used In) Financing Activities                              0                 0                  0


    Net Increase (Decrease) In Cash And Cash Equivalents                         2,354              -748                781
    Cash And Cash Equivalents At Beginning Of Period                            10,811            11,559             10,779
                                                                         --------------     -------------      -------------
    Cash And Cash Equivalents At End Of Period                                 $13,165           $10,811            $11,559
                                                                         ==============     =============      =============


         See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                       For the month ended August 31, 1998



Debtor Name:         MobileMedia Corporation et al.

Case Number:         97-174 (PJW)



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
---------------- ------------------------ -------------------------------------
                           $  23,011,093   0 - 30 days old
                 ------------------------ -------------------------------------
                              13,187,384  31 - 60 days old
                 ------------------------ -------------------------------------
                               5,758,772  61 - 90 days old
                 ------------------------ -------------------------------------
                              12,048,528  91+ days old
                 ------------------------ -------------------------------------
                              54,005,777  TOTAL TRADE ACCOUNTS RECEIVABLE
                 ------------------------ -------------------------------------
                            (17,098,000)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
                 ------------------------ -------------------------------------
                              36,907,777  TRADE ACCOUNTS RECEIVABLE (NET)
                 ------------------------ -------------------------------------
                                 563,971  OTHER NON-TRADE RECEIVABLES
                 ------------------------ -------------------------------------
                          $   37,471,748  ACCOUNTS RECEIVABLE, NET
---------------- ------------------------ -------------------------------------


-------------------------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
-------------------------------------------------------------------------------
------------------- ------------ --------- ------- ------- ----------------
                        0-30       31-60    61-90    91+
                        Days        Days    Days    Days         Total
------------------- ------------ --------- ------- ------- ----------------
ACCOUNTS PAYABLE    $ 4,469,083   512,141     0      0      $4,981,224
------------------- ------------ --------- ------- ------- ----------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                       For the month ended August 31, 1998

Debtor Name:         MobileMedia Corporation et al.

Case Number:         97-174 (PJW)



---------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES

---------------------------------------------------------------------------------------------------------------------------
                                  BEGINNING           AMOUNT                                ENDING
                                     TAX             WITHHELD            AMOUNT              TAX            DELINQUENT
                                  LIABILITY         OR ACCRUED            PAID            LIABILITY            TAXES
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
FEDERAL
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
WITHHOLDING                        $          0       $  1,058,739        $ 1,058,739  $              0  $               0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
FICA-EMPLOYEE                                 0            612,099            612,099                 0                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
FICA-EMPLOYER                           159,565          1,219,964          1,199,575           179,954                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
UNEMPLOYMENT                                939              4,065              3,849             1,155                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
INCOME                                        0                  0                  0                 0                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
TOTAL FEDERAL TAXES                     160,504          2,894,867          2,874,262           181,109                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
STATE AND LOCAL
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
WITHHOLDING                               9,915            189,986            176,696            23,205                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
SALES                                   562,005          1,101,233          1,154,524           508,714                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
UNEMPLOYMENT                              8,091             30,321             29,828             8,584                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
REAL PROPERTY                         6,658,707            382,730            498,498         6,542,939                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
OTHER                                 1,335,167          1,759,677            516,430         2,578,414                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
TOTAL STATE AND LOCAL                 8,573,885          3,463,947          2,375,976         9,661,856                  0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------
TOTAL TAXES                        $  8,734,389        $ 6,358,814        $ 5,250,238       $ 9,842,965   $              0
------------------------------ ----------------- ------------------ ------------------ ----------------- ------------------


----------------------------------------------------------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                       For the month ended August 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                  INSIDERS (1)
----------------------------------------------------------------------------------------------------------------------------------
           Payee Name                          Position                   Salary/Bonus/        Reimbursable
                                                                         Auto Allowance          Expenses               Total
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Alvarez & Marsal Inc. - Joseph     Chairman - Restructuring              $          54,167    $         3,414        $     57,581
A. Bondi
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Burdette, H. Stephen               Senior VP Corporate Development                  15,000              3,278              18,278
                                   and Senior VP Operations
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Grawert, Ron                       Chief Executive Officer                          30,769              6,034              36,803
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Gray, Patricia                     Secretary/VP and General Counsel                 13,846                  0              13,846
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Gross, Steven                      Executive VP Sales & Marketing                   17,769              4,813              22,582
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Hilson, Debra                      Assistant Secretary                               4,662                  0               4,662
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Hughes, Curtis                     VP Management Information                        10,385                941              11,325
                                   Systems
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Pascucci, James                    Treasurer                                         8,077              1,126               9,204
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Panzella, Vito                     VP / Controller                                   8,846                  0               8,846
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
Witsaman, Mark                     Senior VP and Chief Technology                   14,808              3,567              18,375
                                   Officer
---------------------------------- --------------------------------- ---------------------- ------------------ -------------------
                                                                                   TOTAL PAYMENTS TO INSIDERS           $ 201,502
-------------------------------------------------------------------------------------------------------------- -------------------

(1) Excludes 19 non-executive officers of subsidiaries who were paid salaries and reimbursable expenses in the aggregate of $206,566.

Other
      During June 1998, Joseph A. Bondi and Ron Grawert received 1997 bonuses of $420,000 and $240,000, respectively, in accordance with contracts approved by the Bankruptcy Court. Disclosure of these bonuses was erroneously omitted from the Monthly Operating Report for the month ended June 30, 1998.
                                  Page 15 of 18


----------------------------------------------------------------------------------------------------------------------------------
               PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                       For the month ended August 31, 1998
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------------
                                                           Date of                                                 Holdback and
                 Name and Relationship                      Court          Invoices             Invoices         Invoice Balances
                                                           Approval      Received (1)             Paid                  Due
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
1.  Ernst & Young - Auditor, Tax and Financial             1/30/97       $        716,248      $      221,479       $   1,024,725
        Consultants to Debtor
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
2.  Latham & Watkins - Counsel to Debtor                   1/30/97                135,846             111,185             204,348
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
3.  Alvarez & Marsal Inc.- Restructuring Consultant to     1/30/97                171,093                   -             508,398
        Debtor (2)
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
4.  Sidley & Austin - Bankruptcy Counsel to Debtor         1/30/97                835,473                   -           1,280,507
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
5.  Young, Conway, Stargate & Taylor - Delaware Counsel    1/30/97                 13,914               8,487              24,865
        to Debtor
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
6.  Wiley, Rein & Fielding - FCC Counsel to Debtor         1/30/97                 90,959              44,153             161,631
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
7.  Koteen & Naftalin - FCC Counsel to  Debtor             6/11/97                      -                   -               3,945
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors to the      6/04/97                      -                   -              75,000
        Creditors' Committee
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
9.  Jones, Day, Reavis & Pogue - Counsel to the            4/03/97                 72,951                   -             162,569
        Creditors' Committee
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
10. Morris, Nichols, Arsht & Tunnell - Delaware Counsel    4/03/97                  1,842                   -               3,591
        to the Creditors' Committee
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
11. Paul, Weiss, Rifkind, Wharton & Garrison - FCC         4/25/97                  1,322               1,091               1,543
        Counsel to the Creditors' Committee
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
12. The Blackstone Group LP - Financial Advisors to        7/10/97                125,000                   -             473,091
        Debtor
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
13. Gerry, Friend & Sapronov, LLP. - Counsel to Debtor     10/27/97                33,532                   -             130,371
--------------------------------------------------------- ----------- -------------------- ------------------- -------------------
                                  TOTAL                                    $    2,198,180         $   386,395        $  4,054,584
--------------------------------------------------------------------- -------------------- ------------------- -------------------

(1) Excludes invoices for fees and expenses through August 31, 1998 that were received by the Debtors subsequent to August 31, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

---------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
For the month ended August 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                SCHEDULED               AMOUNTS
                                                                 MONTHLY                  PAID                   TOTAL
                                                                PAYMENTS                 DURING                  UNPAID
NAME OF CREDITOR                                                   DUE                   MONTH                POSTPETITION
-------------------------------------------------------- ------------------------ --------------------- -------------------------
The Chase Manhattan Bank - (Interest)                               $  4,636,274          $ 4,636,274*       $                 0
-------------------------------------------------------- ------------------------ --------------------- -------------------------

* Payment made on 9/1/98.

---------------------------------------------------------------------------------------------------------- -------- ---------
QUESTIONNAIRE
For the month ended August 31, 1998                                                                          YES       NO
---------------------------------------------------------------------------------------------------------- -------- ---------
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?    Yes
---------------------------------------------------------------------------------------------------------- -------- ---------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                          No
---------------------------------------------------------------------------------------------------------- -------- ---------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                             No
---------------------------------------------------------------------------------------------------------- -------- ---------
4.  Have any payments been made of prepetition liabilities this reporting period?                            Yes
---------------------------------------------------------------------------------------------------------- -------- ---------
5.  Have any postpetition loans been received by the debtor from any party?                                            No
---------------------------------------------------------------------------------------------------------- -------- ---------
6.  Are any postpetition payroll taxes past due?                                                                       No
---------------------------------------------------------------------------------------------------------- -------- ---------
7.  Are any postpetition state or federal income taxes past due?                                                       No
---------------------------------------------------------------------------------------------------------- -------- ---------
8.  Are any postpetition real estate taxes past due?                                                                   No
---------------------------------------------------------------------------------------------------------- -------- ---------
9.  Are any postpetition taxes past due?                                                                               No
---------------------------------------------------------------------------------------------------------- -------- ---------
10. Are any amounts owed to postpetition creditors past due?                                                           No
---------------------------------------------------------------------------------------------------------- -------- ---------
11. Have any prepetition taxes been paid during the reporting period?                                        Yes
---------------------------------------------------------------------------------------------------------- -------- ---------
12. Are any wage payments past due?                                                                                    No
---------------------------------------------------------------------------------------------------------- -------- ---------

      If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 1. On July 7, 1998, the Debtors entered into a purchase agreement with Pinnacle Towers Inc. for the sale of their towers and certain related assets. The sale closed on September 3, 1998 (see Footnote 2).

Item 4 & 11.         The Court has authorized the Debtors to pay certain
                     pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes;
                     (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. As of August 31, 1998 there were no funded borrowings under the DIP facility.


----------------------------------------------------------------------------------------------------------------------------------
                                    INSURANCE
                       For the month ended August 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
   There were no changes in insurance coverage for the reporting period.
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                    PERSONNEL
                       For the month ended August 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Full Time         Part Time
--------------------------------------------------------------------------------------------- ------------------ -----------------
1.  Total number of employees at beginning of period                                                     3,002                43
--------------------------------------------------------------------------------------------- ------------------ -----------------
2.  Number of employees hired during the period                                                             40                 4
--------------------------------------------------------------------------------------------- ------------------ -----------------
3.  Number of employees terminated or resigned during the period                                             8                 9
--------------------------------------------------------------------------------------------- ------------------ -----------------
4.  Total number of employees on payroll at end of period                                                3,034                38
--------------------------------------------------------------------------------------------- ------------------ -----------------